Exhibit 99.1

SCHWAB DELIVERS RECORD NET NEW ASSETS & EARNINGS
Record Quarterly Core Net New Assets of $190.4 Billion, Up 38% Year-Over-Year
3Q Net Revenues Reached a Record $7.2 Billion, Up 17% Year-Over-Year
Record GAAP Earnings Per Share of $1.62; $1.69 Adjusted (1) – Up 29% versus 3Q25

WESTLAKE, Texas, October 15, 2026 – The Charles Schwab Corporation reported net income for the third quarter totaling $2.9 billion, or earnings per share of $1.62. Excluding $151 million of pre-tax transaction-related costs, adjusted (1) net income and earnings per share equaled $3.0 billion and $1.69, respectively.

Client Driven Growth	$190.4B 3Q26 Core Net New Assets
“During the third quarter, clients opened 1.2 million new brokerage accounts and entrusted Schwab with $190.4 billion in core net new assets – an annualized growth rate of 5.8%. We are delivering new capabilities and solutions, while our leading value proposition continues to resonate with investors and RIAs.”
President & CEO Rick Wurster

Deepen Client Relationships	55% 3Q26 Schwab Wealth AdvisoryTM Net Flows Growth vs. 3Q25
“As investing plays an increasingly central role in people’s financial lives, clients continue to turn to Schwab for our broad set of wealth, trading, and banking capabilities. During the quarter, Pledged Asset LineTM balances grew to $37.3 billion, up 59% year-over-year, while net flows into Schwab Wealth AdvisoryTM increased 55%.”
 President & CEO Rick Wurster

Diversified Revenue Growth	17% 3Q26 Revenue Growth vs. 3Q25
“Deeper client engagement across Schwab's platform continues to broaden and strengthen our revenue model, helping our third quarter revenue increase 17% year-over-year to a record $7.2 billion.”
CFO Mike Verdeschi

Strong Earnings Momentum	29% 3Q26 GAAP EPS Growth vs. 3Q25
“Our diversified business model, continued focus on meeting clients’ evolving needs, and industry leading scale combined to drive year-over-year GAAP earnings growth of 29% to a record $1.62, or $1.69 on an adjusted (1) basis.”
CFO Mike Verdeschi

3Q26 Client and Business Highlights

•Total client assets increased 15% year-over-year to $13.33 trillion
•Core net new assets totaled $190.4 billion, up 38% versus 3Q25
•New brokerage account openings equaled 1.2 million, helping bring total client accounts to 48.6 million
•Managed Investing Solutions net flows grew 22% versus 3Q25
•Bank loan balances equaled $72.3 billion at September month-end, up 35% year-over-year
•Margin loan balances increased 14% quarter-over-quarter to $187.9 billion at quarter-end, including $60.7 billion related to long/short strategies (2)
•Daily average trading volume equaled 10.7 million – up 44% versus 3Q25
•Announced Single Stock Futures on the thinkorswim® trading platform and plans to expand digital assets available in Schwab CryptoTM
•Introduced Charley, a new AI-powered assistant that provides U.S. retail clients with conversational access to Schwab’s tools and insights
•Partnered with Anthropic to bring Claude for Financial Advisors directly to the independent RIAs Schwab serves
•Schwab was recognized as one of Fortune’s 2026 Most Innovative Companies (3)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
Financial Highlights	2026	2025	Change	2026	2025	Change

Net revenues (in millions)	$7,171	$6,135	17%	$20,725	$17,585	18%
Net income (in millions)
GAAP	$2,906	$2,358	23%	$8,185	$6,393	28%
Adjusted	$3,021	$2,456	23%	$8,539	$6,686	28%
Diluted earnings per common share
GAAP	$1.62	$1.26	29%	$4.53	$3.33	36%
Adjusted	$1.69	$1.31	29%	$4.73	$3.49	36%
Pre-tax profit margin
GAAP	52.7%	49.2%		51.3%	47.1%
Adjusted	54.8%	51.3%		53.5%	49.3%
Return on average common
stockholders’ equity (annualized)	25%	21%		24%	20%
Return on tangible
common equity (annualized)	44%	38%		42%	37%
Note: Items labeled “adjusted” are non-GAAP financial measures; further details are included on pages 10-12 of this release. All per-share results are rounded to the nearest cent, based on weighted-average diluted common shares outstanding.

3Q26 Financial Commentary

•Quarterly net revenues grew year-over-year by 17% to a record $7.2 billion
•Net interest margin expanded quarter-over-quarter to 3.04%
•Client transactional sweep cash balances ended September at $492.8 billion, an increase of $7.1 billion versus the prior quarter-end, reflecting continued demand for long/short strategies and organic growth, partially offset by client asset allocation decisions
•Average interest-earning assets for the quarter equaled $451.5 billion, up 8% versus 3Q25
•Asset management and administration fees grew by 14% year-over-year to $1.9 billion, powered by the firm’s organic growth and investors’ increased utilization of our wealth and asset management solutions
•Clients remained engaged with the market, driving trading revenue of $1.2 billion, up 16% year-over-year
•GAAP expenses for the quarter increased 9% year-over-year; excluding acquisition and integration-related costs and the amortization of acquired intangibles of $151 million, adjusted total expenses (1) were also up 9% relative to 3Q25
•Capital ratios across the firm remained strong – including preliminary consolidated Tier 1 Leverage and adjusted Tier 1 Leverage (1) of 8.9% and 7.0%, respectively
•Repurchased 4.7 million shares of our common stock for $0.5 billion during the quarter

(1) Further details on non-GAAP financial measures and a reconciliation of such measures to GAAP reported results are included on pages 10-12 of this release.
(2) Client margin loans and short credits related to certain long/short strategies utilized by RIAs are excluded from interest-earning assets and company funding sources.
(3) Fortune America’s Most Innovative Companies 2026 was given on March 25, 2026, and expires on March 24, 2027. The criteria, evaluation, and ranking were determined by Fortune, partnered with Statista. Visit https://www.fortune.com/ranking/americas-most-innovative-companies/ for more information. Schwab paid a licensing fee to Fortune for use of the award and logos.

Fall Business Update
The company will host its Fall Business Update for institutional investors this morning from 7:30 a.m. - 8:30 a.m. CT, 8:30 a.m. - 9:30 a.m. ET.

Registration for this Update webcast is accessible at https://www.aboutschwab.com/schwabevents.

Forward-Looking Statements
This press release contains forward-looking statements relating to the company’s diversified business model, scale, capabilities, solutions, value proposition, and client engagement. These forward-looking statements reflect management’s expectations as of the date hereof. Achievement of these expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences are described in the company’s most recent reports on Form 10-K and Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on the company’s website (https://www.aboutschwab.com/financial-reports) and on the Securities and Exchange Commission’s website (https://www.sec.gov). The company makes no commitment to update any forward-looking statements.

About Charles Schwab
The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with 40.3 million active brokerage accounts, 5.9 million workplace plan participant accounts, 2.4 million banking accounts, and $13.33 trillion in client assets. Through its operating subsidiaries, the company provides a full range of wealth management, securities brokerage, banking, asset management, custody, and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, https://www.sipc.org), and its affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent, fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor ServicesTM. Its primary banking subsidiary, Charles Schwab Bank, SSB (member FDIC and an Equal Housing Lender), provides banking and lending services and products. More information is available at https://www.aboutschwab.com.

Contact Information

MEDIA
Mayura Hooper, 415-667-1525
public.relations@schwab.com

INVESTORS/ANALYSTS
Kartik Sharma, 817-662-7648
investor.relations@schwab.com

THE CHARLES SCHWAB CORPORATION
Consolidated Statements of Income
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net Revenues
Interest revenue	$4,473	$3,956	$12,581	$11,500
Interest expense	(997)	(906)	(2,604)	(2,922)
Net interest revenue	3,476	3,050	9,977	8,578
Asset management and administration fees	1,913	1,673	5,497	4,773
Trading revenue	1,158	995	3,462	2,855
Bank deposit account fees	345	247	973	739
Other	279	170	816	640
Total net revenues	7,171	6,135	20,725	17,585
Expenses Excluding Interest
Compensation and benefits	1,756	1,653	5,358	4,861
Professional services	325	293	935	853
Occupancy and equipment	316	280	902	824
Advertising and market development	114	101	326	305
Communications	172	149	533	478
Depreciation and amortization	196	212	595	644
Amortization of acquired intangible assets	141	127	415	385
Regulatory fees and assessments	73	59	211	225
Other	301	240	816	731
Total expenses excluding interest	3,394	3,114	10,091	9,306
Income before taxes on income	3,777	3,021	10,634	8,279
Taxes on income	871	663	2,449	1,886
Net Income	2,906	2,358	8,185	6,393
Preferred stock dividends and other	95	81	296	343
Net Income Available to Common Stockholders	$2,811	$2,277	$7,889	$6,050
Weighted-Average Common Shares Outstanding:
Basic	1,728	1,806	1,736	1,815
Diluted	1,733	1,811	1,741	1,820
Earnings Per Common Shares Outstanding:
Basic	$1.63	$1.26	$4.54	$3.33
Diluted	$1.62	$1.26	$4.53	$3.33

THE CHARLES SCHWAB CORPORATION
Financial and Operating Highlights
(Unaudited)
	Q3-26 % change		2026			2025
	vs.	vs.	Third	Second	First	Fourth	Third
(In millions, except per share amounts and as noted)	Q3-25	Q2-26	Quarter	Quarter	Quarter	Quarter	Quarter
Net Revenues
Net interest revenue	14%	4%	$3,476	$3,357	$3,144	$3,172	$3,050
Asset management and administration fees	14%	5%	1,913	1,825	1,759	1,733	1,673
Trading revenue	16%	(5)%	1,158	1,215	1,089	1,066	995
Bank deposit account fees	40%	4%	345	333	295	238	247
Other	64%	(18)%	279	342	195	127	170
Total net revenues	17%	1%	7,171	7,072	6,482	6,336	6,135
Expenses Excluding Interest
Compensation and benefits	6%	(2)%	1,756	1,790	1,812	1,630	1,653
Professional services	11%	6%	325	307	303	344	293
Occupancy and equipment	13%	5%	316	301	285	293	280
Advertising and market development	13%	3%	114	111	101	115	101
Communications	15%	(13)%	172	198	163	142	149
Depreciation and amortization	(8)%	(1)%	196	198	201	206	212
Amortization of acquired intangible assets	11%	(1)%	141	142	132	127	127
Regulatory fees and assessments	24%	16%	73	63	75	62	59
Other	25%	3%	301	293	222	237	240
Total expenses excluding interest	9%	—	3,394	3,403	3,294	3,156	3,114
Income before taxes on income	25%	3%	3,777	3,669	3,188	3,180	3,021
Taxes on income	31%	—	871	869	709	721	663
Net Income	23%	4%	2,906	2,800	2,479	2,459	2,358
Preferred stock dividends and other	17%	(20)%	95	119	82	92	81
Net Income Available to Common Stockholders	23%	5%	$2,811	$2,681	$2,397	$2,367	$2,277
Earnings per common share:
Basic	29%	5%	$1.63	$1.55	$1.37	$1.34	$1.26
Diluted	29%	5%	$1.62	$1.54	$1.37	$1.33	$1.26
Dividends declared per common share	19%	—	$.32	$.32	$.32	$.27	$.27
Weighted-average common shares outstanding:
Basic	(4)%	—	1,728	1,735	1,746	1,772	1,806
Diluted	(4)%	—	1,733	1,739	1,752	1,777	1,811
Performance Measures
Pre-tax profit margin			52.7%	51.9%	49.2%	50.2%	49.2%
Return on average common stockholders’ equity (annualized) (1)			25%	25%	23%	22%	21%
Financial Condition (at quarter end, in billions)
Cash and cash equivalents	20%	(10)%	$36.7	$40.6	$45.0	$46.0	$30.6
Cash and investments segregated	(33)%	(4)%	31.8	33.0	39.8	42.9	47.8
Receivables from brokers, dealers, and clearing organizations	N/M	24%	27.2	22.0	11.8	7.2	4.7
Receivables from brokerage clients — net	37%	4%	128.1	122.8	106.2	104.7	93.8
Available for sale securities	(5)%	(6)%	59.0	62.5	61.1	62.4	62.3
Held to maturity securities	(7)%	(3)%	126.6	130.6	131.7	134.0	136.7
Bank loans — net	35%	8%	72.3	67.0	60.9	58.0	53.6
Total assets	12%	1%	520.7	517.3	493.3	491.0	465.3
Bank deposits	2%	(2)%	244.1	249.7	253.0	255.7	239.1
Payables to brokers, dealers, and clearing organizations	108%	6%	46.5	43.8	28.1	25.7	22.4
Payables to brokerage clients	8%	1%	125.2	124.0	118.0	116.3	115.4
Accrued expenses and other liabilities	18%	7%	13.4	12.5	12.0	12.8	11.4
Other short-term borrowings	118%	2%	14.2	13.9	12.5	6.9	6.5
Federal Home Loan Bank borrowings	122%	N/M	2.0	0.5	—	1.9	0.9
Long-term debt	18%	5%	23.8	22.7	20.5	22.2	20.2
Total liabilities	13%	—	469.2	467.1	444.1	441.6	415.9
Stockholders’ equity	4%	3%	51.4	50.1	49.2	49.4	49.4
Total liabilities and stockholders’ equity	12%	1%	520.7	517.3	493.3	491.0	465.3
Other
Full-time equivalent employees (at quarter end, in thousands)	4%	1%	33.9	33.7	33.5	33.0	32.7
Capital expenditures — purchases of equipment, office facilities, and property, net (in millions) (2)	110%	(60)%	$319	$792	$173	$158	$152
Expenses excluding interest as a percentage of average client assets (annualized)			0.10%	0.11%	0.11%	0.11%	0.11%
Clients’ Daily Average Trades (DATs) (in thousands)	44%	(10)%	10,687	11,920	9,899	8,274	7,421
Number of Trading Days	1%	3%	64.0	62.0	61.0	63.0	63.5
Revenue Per Trade (3)	(20)%	3%	$1.69	$1.64	$1.80	$2.05	$2.11

(1) Return on average common stockholders’ equity is calculated using net income available to common stockholders divided by average common stockholders’ equity.
(2) Second quarter of 2026 includes incremental capital expenditures of $633 million related to a multi-year software license agreement with a corresponding liability recognized in long-term debt.
(3) Revenue per trade is calculated as trading revenue divided by the product of DATs and the number of trading days.
N/M Not meaningful. Percentage changes greater than 200% are presented as not meaningful.

THE CHARLES SCHWAB CORPORATION
Net Interest Revenue Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended September 30,						Nine Months Ended September 30,
	2026			2025			2026			2025
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets
Cash and cash equivalents	$34,525	$317	3.59%	$24,298	$264	4.26%	$32,577	$883	3.58%	$27,571	$897	4.29%
Cash and investments segregated	31,251	289	3.62%	46,046	494	4.20%	38,795	1,060	3.60%	44,104	1,412	4.22%
Receivables from brokerage clients (1)	123,061	1,792	5.70%	87,292	1,454	6.52%	113,307	4,900	5.70%	82,992	4,154	6.60%
Available for sale securities (2)	65,149	379	2.31%	69,794	360	2.05%	65,422	1,063	2.16%	77,324	1,198	2.06%
Held to maturity securities (2)	128,026	553	1.72%	137,672	587	1.70%	130,433	1,690	1.72%	141,032	1,811	1.71%
Bank loans	69,526	775	4.43%	51,849	557	4.27%	64,249	2,095	4.35%	48,882	1,568	4.28%
Total interest-earning assets	451,538	4,105	3.58%	416,951	3,716	3.51%	444,783	11,691	3.48%	421,905	11,040	3.46%
Securities lending revenue		238			183			507			339
Other interest revenue (1,3)		130			57			383			121
Total interest-earning assets	$451,538	$4,473	3.90%	$416,951	$3,956	3.74%	$444,783	$12,581	3.75%	$421,905	$11,500	3.61%
Funding sources
Bank deposits	$244,309	$139	0.23%	$229,281	$248	0.43%	$244,451	$371	0.20%	$237,488	$1,010	0.57%
Payables to brokers, dealers, and clearing organizations	42,113	376	3.50%	19,131	188	3.84%	33,165	869	3.46%	16,673	492	3.89%
Payables to brokerage clients (1)	106,900	59	0.22%	96,064	67	0.28%	106,952	174	0.22%	92,909	176	0.25%
Other short-term borrowings	14,349	148	4.06%	7,593	87	4.56%	11,531	351	4.04%	7,314	256	4.68%
Federal Home Loan Bank borrowings	929	10	3.97%	7,103	79	4.35%	776	23	3.90%	9,180	322	4.62%
Long-term debt	23,572	272	4.52%	20,204	207	4.01%	22,206	701	4.16%	21,029	625	3.92%
Total interest-bearing liabilities	432,172	1,004	0.91%	379,376	876	0.91%	419,081	2,489	0.79%	384,593	2,881	0.99%
Non-interest-bearing funding sources	19,366			37,575			25,702			37,312
Other interest expense (1,3)		(7)			30			115			41
Total funding sources	$451,538	$997	0.86%	$416,951	$906	0.86%	$444,783	$2,604	0.78%	$421,905	$2,922	0.92%
Net interest revenue		$3,476	3.04%		$3,050	2.88%		$9,977	2.97%		$8,578	2.69%
(1) Beginning in the fourth quarter of 2025, average balances of margin loans and short credits related to client long/short strategies from which the Company earns a fixed net yield are excluded from interest-earning assets and funding sources. Also beginning in the fourth quarter of 2025, related interest revenue and expense were moved from receivables from brokerage clients and payables to brokerage clients, respectively, to other interest revenue and other interest expense, respectively. Amounts and average yields have been reclassified and recalculated for 2025 periods to reflect these changes. Average margin loans related to these client strategies totaled $51.4 billion and $33.0 billion for the three and nine months ended September 30, 2026, respectively, compared to $2.8 billion and $1.3 billion for the same periods in 2025. Average short credits related to these client strategies totaled $53.3 billion and $34.2 billion for the three and nine months ended September 30, 2026, respectively, compared to $2.8 billion and $1.3 billion for the same periods in 2025.
(2) Amounts have been calculated based on amortized cost.
(3) Beginning in the second quarter of 2026, the net fixed yield earned on client long/short strategies is presented in other interest revenue; amounts for periods prior to the three months ended June 30, 2026 have not been recast as the impact of this change was not material.

THE CHARLES SCHWAB CORPORATION
Asset Management and Administration Fees Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended September 30,						Nine Months Ended September 30,
	2026			2025			2026			2025
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds	$699,067	$481	0.27%	$663,218	$458	0.27%	$696,173	$1,422	0.27%	$643,168	$1,318	0.27%
Schwab equity and bond funds, exchange-traded funds (ETFs), and collective trust funds (CTFs)	943,891	167	0.07%	735,519	132	0.07%	881,581	470	0.07%	685,300	376	0.07%
Mutual Fund OneSource ® and other no- transaction-fee funds (NTFs)	486,893	277	0.23%	443,660	259	0.23%	479,690	812	0.23%	384,614	699	0.24%
Other third-party mutual funds, ETFs, and alternatives (1)	696,598	126	0.07%	639,677	112	0.07%	680,066	358	0.07%	637,610	344	0.07%
Total mutual funds, ETFs, CTFs, and alternatives (1,2)	$2,826,449	$1,051	0.15%	$2,482,074	$961	0.15%	$2,737,510	$3,062	0.15%	$2,350,692	$2,737	0.16%
Managed investing solutions (2)
Fee-based	$801,949	$761	0.38%	$654,220	$619	0.38%	$764,516	$2,142	0.37%	$613,302	$1,777	0.39%
Non-fee-based	165,151	—	—	127,592	—	—	156,678	—	—	122,920	—	—
Total managed investing solutions	$967,100	$761	0.31%	$781,812	$619	0.31%	$921,194	$2,142	0.31%	$736,222	$1,777	0.32%
Other balance-based fees (1,3)	1,020,380	70	0.03%	900,385	66	0.03%	991,943	209	0.03%	849,876	191	0.03%
Other (4)		31			27			84			68
Total asset management and administration fees		$1,913			$1,673			$5,497			$4,773
(1) Beginning in the first quarter of 2026, alternative investments and related revenue were moved from other balance-based fees to other third-party mutual funds, ETFs, and alternatives. Prior period amounts and average fees have been reclassified and recalculated to reflect this change.
(2) Managed investing solutions includes managed portfolios, specialized strategies, and customized investment advice such as Schwab Wealth AdvisoryTM, Schwab Managed PortfoliosTM, Managed Account Select®, Schwab Advisor Network®, Windhaven Strategies®, ThomasPartners® Strategies, Wasmer Schroeder Strategies®, Schwab Index Advantage advised retirement plan balances, Schwab Intelligent Portfolios®, Institutional Intelligent Portfolios, Schwab Intelligent Portfolios Premium, Schwab Wealth Portfolios™, AdvisorDirect®, Essential Portfolios, Selective Portfolios, and Personalized Portfolios; as well as legacy non-fee managed investing solutions including Schwab Advisor Source and certain retirement plan balances. Average client assets for managed investing solutions may also include the asset balances contained in the mutual fund and/or ETF categories listed above. For the total end of period view, please see the Monthly Activity Report.
(3) Includes various asset-related fees, such as trust fees, 401(k) recordkeeping fees, and mutual fund clearing fees and other service fees.
(4) Includes miscellaneous service and transaction fees, including fees relating to mutual funds and ETFs that are not balance-based.

THE CHARLES SCHWAB CORPORATION
Growth in Client Assets and Accounts
(Unaudited)

	Q3-26 % Change		2026			2025
	vs.	vs.	Third	Second	First	Fourth	Third
(In billions, at quarter end, except as noted)	Q3-25	Q2-26	Quarter	Quarter	Quarter	Quarter	Quarter
Assets in client accounts
Schwab One®, certain cash equivalents, and bank deposits	20%	3%	$428.5	$415.4	$390.5	$379.5	$357.1
Bank deposit account balances	(13)%	(4)%	68.0	70.6	73.5	76.2	78.5
Proprietary mutual funds (Schwab Funds® and Laudus Funds®) and CTFs
Money market funds	5%	1%	698.7	690.5	700.8	693.8	666.4
Equity and bond funds and CTFs (1)	17%	2%	316.0	311.2	271.8	277.4	269.7
Total proprietary mutual funds and CTFs	8%	1%	1,014.7	1,001.7	972.6	971.2	936.1
Mutual Fund Marketplace® (2)
Mutual Fund OneSource® and other NTF funds	—	(3)%	472.9	485.7	443.3	454.2	473.5
Mutual fund clearing services	2%	(2)%	327.3	334.3	311.1	327.7	320.2
Other third-party mutual funds	9%	(1)%	1,350.8	1,366.0	1,263.7	1,274.3	1,237.2
Total Mutual Fund Marketplace	6%	(2)%	2,151.0	2,186.0	2,018.1	2,056.2	2,030.9
Total mutual fund assets	7%	(1)%	3,165.7	3,187.7	2,990.7	3,027.4	2,967.0
Exchange-traded funds
Proprietary ETFs (1)	27%	4%	605.1	583.7	512.6	495.3	476.0
Other third-party ETFs	27%	3%	3,046.7	2,959.7	2,579.8	2,527.5	2,395.7
Total ETF assets	27%	3%	3,651.8	3,543.4	3,092.4	3,022.8	2,871.7
Equity and other securities	16%	3%	5,383.2	5,228.4	4,566.9	4,722.6	4,624.7
Fixed income securities	4%	2%	823.9	804.5	780.6	786.8	792.1
Margin loans outstanding	93%	14%	(187.9)	(165.1)	(126.7)	(112.3)	(97.2)
Total client assets	15%	2%	$13,333.2	$13,084.9	$11,767.9	$11,903.0	$11,593.9
Client assets by business
Investor Services (3)	14%	2%	$7,487.3	$7,343.0	$6,566.4	$6,707.5	$6,577.2
Advisor Services	17%	2%	5,845.9	5,741.9	5,201.5	5,195.5	5,016.7
Total client assets	15%	2%	$13,333.2	$13,084.9	$11,767.9	$11,903.0	$11,593.9
Net growth in assets in client accounts (for the quarter ended)
Net new assets by business
Investor Services (3)	37%	88%	$72.3	$38.5	$54.1	$60.4	$52.7
Advisor Services	47%	50%	120.1	80.2	85.8	97.8	81.7
Total net new assets	43%	62%	$192.4	$118.7	$139.9	$158.2	$134.4
Net market gains (losses)			55.9	1,198.3	(275.0)	150.9	702.2
Net growth (decline)			$248.3	$1,317.0	$(135.1)	$309.1	$836.6
New brokerage accounts (in thousands, for the quarter ended)	9%	(10)%	1,243	1,388	1,299	1,268	1,143
Client accounts (in thousands)
Active brokerage accounts	6%	1%	40,260	39,802	39,099	38,506	37,963
Banking accounts	13%	3%	2,425	2,352	2,281	2,214	2,150
Workplace Plan Participant Accounts (4)	4%	—	5,868	5,888	5,844	5,740	5,619

(1) Includes balances held on and off the Schwab platform. As of September 30, 2026, off-platform equity and bond funds, CTFs, and ETFs were $55.0 billion, $4.9 billion, and $223.5 billion, respectively.
(2) Excludes all proprietary mutual funds and ETFs.
(3) Third quarter of 2026 includes net inflows of $2.0 billion from off-platform Schwab Bank Retail Certificates of Deposit (CDs). Second quarter of 2026 includes net outflows of $1.1 billion from off-platform Schwab Bank Retail CDs. First quarter of 2026 includes net outflows of $0.1 billion from off-platform Schwab Bank Retail CDs. Fourth quarter of 2025 includes net outflows of $5.7 billion from off-platform Schwab Bank Retail CDs. Third quarter of 2025 includes net outflows of $3.1 billion from off-platform Schwab Bank Retail CDs.
(4) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.

The Charles Schwab Corporation Monthly Activity Report For September 2026

	2025				2026									Change
	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Mo.	Yr.
Number of Trading Days	21.0	23.0	18.5	21.5	20.0	19.0	22.0	21.0	20.0	21.0	22.0	21.0	21.0
Market Indices (at month end)
Dow Jones Industrial Average®	46,398	47,563	47,716	48,063	48,892	48,978	46,342	49,652	51,032	52,319	52,485	53,186	50,906	(4)%	10%
Nasdaq Composite®	22,660	23,725	23,366	23,242	23,462	22,668	21,591	24,892	26,973	26,214	25,374	26,371	26,861	2%	19%
Standard & Poor’s® 500	6,688	6,840	6,849	6,846	6,939	6,879	6,529	7,209	7,580	7,499	7,490	7,686	7,652	—	14%
Client Assets (in billions of dollars)
Beginning Client Assets	11,228.1	11,593.9	11,828.0	11,834.3	11,903.0	12,148.5	12,220.3	11,767.9	12,605.3	13,135.3	13,084.9	13,042.5	13,410.0
Net New Assets (1)	45.4	41.6	38.7	77.9	27.6	32.5	79.8	6.7	49.9	62.1	60.1	64.7	67.6	4%	49%
Net Market Gains (Losses)	320.4	192.5	(32.4)	(9.2)	217.9	39.3	(532.2)	830.7	480.1	(112.5)	(102.5)	302.8	(144.4)
Total Client Assets (at month end)	11,593.9	11,828.0	11,834.3	11,903.0	12,148.5	12,220.3	11,767.9	12,605.3	13,135.3	13,084.9	13,042.5	13,410.0	13,333.2	(1)%	15%
Core Net New Assets (1,2)	46.2	44.4	40.4	79.1	27.8	32.5	79.7	7.2	49.9	62.7	58.1	64.8	67.5	4%	46%
Receiving Ongoing Advisory Services (at month end)
Investor Services	792.5	807.6	817.9	824.8	849.5	866.8	841.3	895.0	925.8	929.8	933.7	956.4	947.3	(1)%	20%
Advisor Services	5,016.7	5,106.1	5,155.9	5,195.5	5,311.7	5,394.3	5,201.5	5,525.7	5,716.0	5,741.9	5,763.1	5,903.0	5,845.9	(1)%	17%
Client Accounts (at month end, in thousands)
Active Brokerage Accounts	37,963	38,145	38,266	38,506	38,730	38,925	39,099	39,300	39,536	39,802	39,940	40,090	40,260	—	6%
Banking Accounts	2,150	2,172	2,189	2,214	2,239	2,258	2,281	2,305	2,329	2,352	2,381	2,407	2,425	1%	13%
Workplace Plan Participant Accounts (3)	5,619	5,696	5,730	5,740	5,793	5,829	5,844	5,864	5,886	5,888	5,915	5,910	5,868	(1)%	4%
Client Activity
New Brokerage Accounts (in thousands)	384	429	365	474	476	395	428	437	461	490	417	424	402	(5)%	5%
Client Daily Average Trades (DATs) (in thousands)	7,832	8,617	8,459	7,746	9,512	9,922	10,232	10,328	11,813	13,615	11,648	9,821	10,547	7%	35%
Derivative Trades as a Percentage of Total Trades	22.3%	23.8%	21.7%	21.4%	20.1%	20.1%	20.4%	21.4%	19.8%	17.7%	20.6%	24.2%	20.5%	(370) bp	(180) bp
Margin Balances at month end (in billions of dollars) (4)	97.2	105.6	110.1	112.3	116.3	120.6	126.7	136.0	154.6	165.1	169.9	177.6	187.9	6%	93%
Schwab Trading Activity IndexTM (STAX) (5)	46.1	48.1	48.8	48.5	50.0	57.3	56.0	50.1	55.1	59.1	59.8	57.5	58.9	2%	28%
Selected Balances (in billions of dollars)
Average Interest-Earning Assets (6)	419.8	428.3	429.1	436.0	441.7	434.2	436.8	444.6	442.0	448.4	449.9	453.0	453.5	—	8%
Transactional Sweep Cash (4,7) (at month end)	425.6	428.8	427.5	453.7	433.3	436.1	461.5	467.6	472.4	485.7	476.8	483.3	492.8	2%	16%
Total Money Market Funds (at month end)	667.0	675.5	685.9	694.5	693.4	696.2	702.2	688.1	694.6	691.9	695.3	702.5	700.5	—	5%
Client Cash as a Percentage of Client Assets (8)	9.4%	9.3%	9.4%	9.7%	9.3%	9.3%	9.9%	9.2%	8.9%	9.0%	9.0%	8.8%	8.9%	10 bp	(50) bp
Net Buy (Sell) Activity (in billions of dollars) (9)
Mutual Funds	(4.8)	(6.3)	(7.3)	(3.6)	(0.9)	(2.4)	(8.5)	(5.7)	(7.4)	(10.4)	(6.0)	(7.0)	(12.7)
Exchange-Traded Funds (ETFs)	25.6	28.1	24.9	39.8	34.8	37.4	25.3	27.4	34.2	32.0	36.3	34.2	27.8
(1) Unless otherwise noted, differences between net new assets and core net new assets are net flows from off-platform Schwab Bank Retail CDs.
(2) Net new assets before significant one-time inflows or outflows, such as acquisitions/divestitures or extraordinary flows (generally greater than $25 billion) relating to a specific client, and activity from off-platform Schwab Bank Retail CDs. These flows may span multiple reporting periods.
(3) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.
(4) Balances include margin loans and short credits related to certain long/short strategies from which the Company earns a fixed net yield. For the month of September 2026, margin loans totaled $60.7 billion and short credits totaled $63.3 billion.
(5) For additional information regarding STAX, please visit: https://www.schwab.com/investment-research/stax/view-schwab-trading-activity-index.
(6) Represents average total interest-earning assets on the Company’s balance sheet. Beginning in December 2025, average balances of margin loans and short credits related to client long/short strategies from which the Company earns a fixed net yield are excluded from average interest-earning assets. Prior period amounts have been adjusted accordingly.
(7) Transactional sweep cash includes bank sweep deposits, broker-dealer cash balances, other client cash held on the balance sheet (such as bank checking and savings deposits, short credits related to certain client long/short strategies, and broker-dealer non-interest-bearing credits), and bank deposit account balances; excludes proprietary and third-party CDs.
(8) Schwab One®, certain cash equivalents, bank deposits, third-party bank deposit accounts, and money market fund balances as a percentage of total client assets; client cash excludes brokered CDs issued by Charles Schwab Bank.
(9) Represents the principal value of client mutual fund and ETF transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to investment managers. Excludes money market fund transactions.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
In addition to disclosing financial results in accordance with generally accepted accounting principles in the U.S. (GAAP), Schwab’s third quarter earnings release contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the Company, and facilitate meaningful comparison of Schwab’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

Schwab’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as described below.

Non-GAAP Adjustment or Measure	Definition	Usefulness to Investors and Uses by Management
Acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs	Schwab adjusts certain GAAP financial measures to exclude the impact of acquisition and integration-related costs incurred as a result of the Company’s acquisitions, amortization of acquired intangible assets, restructuring costs, and, where applicable, the income tax effect of these expenses.

Adjustments made to exclude amortization of acquired intangible assets are reflective of all acquired intangible assets, which were recorded as part of purchase accounting. These acquired intangible assets contribute to the Company’s revenue generation. Amortization of acquired intangible assets will continue in future periods over their remaining useful lives.	We exclude acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs for the purpose of calculating certain non-GAAP measures because we believe doing so provides additional transparency of Schwab’s ongoing operations, and is useful in both evaluating the operating performance of the business and facilitating comparison of results with prior and future periods.

Costs related to acquisition and integration or restructuring fluctuate based on the timing of acquisitions, integration and restructuring activities, thereby limiting comparability of results among periods, and are not representative of the costs of running the Company’s ongoing business. Amortization of acquired intangible assets is excluded because management does not believe it is indicative of the Company’s underlying operating performance.
Return on tangible common equity	Return on tangible common equity represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets — net, and related deferred tax liabilities.	Acquisitions typically result in the recognition of significant amounts of goodwill and acquired intangible assets. We believe return on tangible common equity may be useful to investors as a supplemental measure to facilitate assessing capital efficiency and returns relative to the composition of Schwab’s balance sheet.
Adjusted Tier 1 Leverage Ratio	Adjusted Tier 1 Leverage Ratio represents the Tier 1 Leverage Ratio as prescribed by bank regulatory guidance for the consolidated company and for Charles Schwab Bank, SSB (CSB), adjusted to reflect the inclusion of accumulated other comprehensive income (AOCI) in the ratio.	Inclusion of the impacts of AOCI in the Company’s Tier 1 Leverage Ratio provides additional information regarding the Company’s current capital position. We believe Adjusted Tier 1 Leverage Ratio may be useful to investors as a supplemental measure of the Company’s capital levels.

The Company also uses adjusted diluted EPS and return on tangible common equity as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee of CSC’s Board of Directors maintains discretion in evaluating performance against these criteria. Additionally, the Company uses adjusted Tier 1 Leverage Ratio in managing capital, including its use of the measure as its long-term operating objective.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
The tables below present reconciliations of GAAP measures to non-GAAP measures:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026		2025		2026		2025
	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income
Total expenses excluding interest (GAAP), Net income (GAAP)	$3,394	$2,906	$3,114	$2,358	$10,091	$8,185	$9,306	$6,393
Amortization of acquired intangible assets	(141)	141	(127)	127	(415)	415	(385)	385
Acquisition and integration-related costs (1)	(10)	10	—	—	(49)	49	—	—
Income tax effects (2)	N/A	(36)	N/A	(29)	N/A	(110)	N/A	(92)
Adjusted total expenses (non-GAAP), Adjusted net income (non-GAAP)	$3,243	$3,021	$2,987	$2,456	$9,627	$8,539	$8,921	$6,686
(1) Acquisition and integration-related costs for the three months ended September 30, 2026 primarily consist of compensation and benefits. Acquisition and integration-related costs for the nine months ended September 30, 2026 primarily consist of $34 million of compensation and benefits and $14 million of professional services. There were no acquisition and integration-related costs for the three and nine months ended September 30, 2025.
(2) The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs on an after-tax basis.
N/A Not applicable.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026		2025		2026		2025
	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues
Income before taxes on income (GAAP), Pre-tax profit margin (GAAP)	$3,777	52.7%	$3,021	49.2%	$10,634	51.3%	$8,279	47.1%
Amortization of acquired intangible assets	141	2.0%	127	2.1%	415	2.0%	385	2.2%
Acquisition and integration-related costs	10	0.1%	—	—	49	0.2%	—	—
Adjusted income before taxes on income (non-GAAP), Adjusted pre-tax profit margin (non-GAAP)	$3,928	54.8%	$3,148	51.3%	$11,098	53.5%	$8,664	49.3%

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026		2025		2026		2025
	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS
Net income available to common stockholders (GAAP), Earnings per common share — diluted (GAAP)	$2,811	$1.62	$2,277	$1.26	$7,889	$4.53	$6,050	$3.33
Amortization of acquired intangible assets	141.08		127.07		415.24		385.21
Acquisition and integration-related costs	10.01		—	—	49.03		—	—
Income tax effects	(36)	(.02)	(29)	(.02)	(110)	(.07)	(92)	(.05)
Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$2,926	$1.69	$2,375	$1.31	$8,243	$4.73	$6,343	$3.49

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Return on average common stockholders’ equity — annualized (GAAP)	25%	21%	24%	20%
Average common stockholders’ equity	$44,584	$42,655	$43,948	$40,903
Less: Average goodwill	(12,290)	(11,951)	(12,121)	(11,951)
Less: Average acquired intangible assets — net	(7,212)	(7,423)	(7,187)	(7,552)
Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets — net	1,753	1,695	1,704	1,695
Average tangible common equity	$26,835	$24,976	$26,344	$23,095
Adjusted net income available to common stockholders (1)	$2,926	$2,375	$8,243	$6,343
Return on tangible common equity — annualized (non-GAAP)	44%	38%	42%	37%
(1) See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

	(Preliminary)
	September 30, 2026
	CSC	CSB
Tier 1 Leverage Ratio (GAAP)	8.9%	10.6%
Tier 1 Capital	$44,782	$26,925
Plus: AOCI adjustment	(10,389)	(9,043)
Adjusted Tier 1 Capital	34,393	17,882
Average assets with regulatory adjustments	501,735	255,095
Plus: AOCI adjustment	(9,894)	(8,746)
Adjusted average assets with regulatory adjustments	$491,841	$246,349
Adjusted Tier 1 Leverage Ratio (non-GAAP)	7.0%	7.3%